THE MANAGERS FUNDS
        MANAGERS U.S. STOCK MARKET PLUS FUND
       MANAGERS SHORT DURATION GOVERNMENT FUND
   MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
          Supplement dated January 11, 2001
       to Statement of Additional Information
                dated August 1, 2000

The Statement of Additional Information is hereby supplemented as follows:

Effective  December 29, 2000, Managers  Distributors,
Inc.  ("MDI"),  a  wholly  owned  subsidiary  of  The
Managers  Funds  LLC ("TMF"), assumed  responsibility
for   the  performance  of  all  obligations  as  the
distributor   of   the  Funds   under   the   current
Distribution  Agreement between TMF and The  Managers
Funds.   All  references in the prospectus  and  this
Statement of Information to the "Distributor" or to TMF in its capacity as the distributor or underwriter of the Funds shall mean MDI.

January 11, 2001